                                     EXHIBIT A

                               SCHEDULE OF PARTNERS,
             ALLOCATION OF PARTNERSHIP UNITS, PERCENTAGE INTERESTS AND
                  THE AGREED VALUE OF NON-CASH CAPITAL CONTRIBUTIONS

                                                                      Value of non-cash                               Approximate
 Date                                                                      capital            Partnership             Percentage
 Admitted          Name and address of partners                          contribution         units issued            Interests
 --------          ----------------------------                          ------------         ------------            ---------
 2/12/97           Golf Legends Ltd., Inc.                               $ 30,647,030           1,532,352               12.04%
                        1500 Legends Drive
                        Myrtle Beach, SC 29577

 2/12/97           Seaside Resorts Ltd., Inc.                            $ 16,129,118             806,456                6.34%
                        1500 Legends Drive
                        Myrtle Beach, SC 29577

 2/12/97           Heritage Golf Club, Ltd., Inc.                        $ 16,031,230             801,561                6.30%
                        1500 Legends Drive
                        Myrtle Beach, SC 29577

 2/12/97           Legends of Virginia LC                                $ 11,963,738             598,187                4.70%
                        1500 Legends Drive
                        Myrtle Beach, SC 29577

 2/12/97           Northgate                                             $  3,797,071             189,854                1.49%
                        16450 Northgate Forest Drive
                        Houston, TX 77068

 2/12/97           Olde Atlanta Golf Club Limited Partnership            $  1,444,926              72,246                0.57%
                        c/o The Crescent Company
                        1580 S. Milwaukee Ave., Suite 208
                        Libertyville, IL 60048

 2/12/97           Bright's Creek Development Company, LLC               $  2,119,005             105,950                0.83%
                        104 Cotton Creek Drive
                        Gulf Shores, AL 36542

 10/31/96          David J. Dick                                                    0              12,500                0.10%
                        14 North Adger's Wharf
                        Charleston, SC 29401

 2/04/97           W. Bradley Blair, II                                             0              12,500                0.10%
                        14 North Adger's Wharf
                        Charleston, SC 29401

 2/04/97           James Hoppenrath                                                 0               3,750                0.03%
                        109 E. Bay Street
                        Charleston, SC 29401

 6/20/97           Golf Host Resorts, Inc.                                          0             274,039                2.15%
                        c/o Starwood Capital Group, L.P.
                        Three Pickwick Plaza, Suite 250
                        Greenwich, CT 06830

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
                                                                      Value of non-cash                               Approximate
 Date                                                                      capital            Partnership             Percentage
 Admitted          Name and address of partners                          contribution         units issued            Interests
 --------          ----------------------------                          ------------         ------------            ---------
 9/02/97           John J. Rainieri, Sr.                                 $  3,198,168             114,237                 .90%
                   Betty Rainieri
                        4350 Mayfair Road
                        Uniontown, Ohio 44685

 9/02/97           Raintree Country Club, Inc.                           $    204,138               7,292                 .06%
                        4350 Mayfair Road
                        Uniontown, Ohio 44685

 9/30/97           Eagle Watch Golf Club Limited Partnership             $  1,890,682              70,158                 .55%
                        c/o E. Neal Trogdon
                        The Crescent Company
                        1580 South Milwaukee Avenue, Suite 208
                        Libertyville, Illinois 60048

 10/17/97          Properties of the Country, Inc.                       $    500,000              19,231                 .15%
                        P.O. Box 7030
                        Shawnee Mission, Kansas 66207

 11/25/97          Granite Golf Group, Inc.                              $    650,000              24,424                 .19%
                        15170 N. Hayden Road, Suite 6
                        Scottsdale, AZ 85254

 12/19/97          Stonehenge Golf Development, LLC                      $  4,500,000             169,811                1.33%
                        90 Mallet Hill Road
                        Columbia, South Carolina 29223

 1/16/98           Mystic Creek Golf Club, Limited Partnership           $  1,500,000              52,724                 .41%
                        32605 West 12 Mile Road, Suite 350
                        Farmington Hills, MI 48334

 2/18/98           Okeechobee Championship Golf, Inc.                    $  6,138,369         227,347 (1)                1.79%
                        2100 Emerald Dunes Drive
                        West Palm Beach, FL 33411

 2/04/97           GTA LP, Inc.                                                     0           7,606,241               59.77%
                        14 North Adger's Wharf
                        Charleston, SC 29401

 2/04/97           GTA GP, Inc.                                                     0              25,453                0.20%
                        14 North Adger's Wharf
                        Charleston, SC 29401


                   Total Partnership Units                                                     12,726,313              100.00%



-------------------------
(1) Includes 218,088 Class A Partnership Units issued with a valuation of $5,888,376 and 9,259 Class B Partnership Units issued with a valuation of $249,993.